UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


              Date of Report:  October 9, 2002
     (Date of Earliest Event Reported:  October 9, 2002)

                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
  incorporation)


                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Item 7. Financial Statements, ProForma Financial Information and Exhibits
        --------------------------------------------------------------------

          (c)  Exhibits.

                Exhibit
                Number               Description
                -------              -----------

                 99.1     Communication    to    El    Paso
                          Employees,    Shareholders    and
                          Neighbors dated October 9, 2002


Item 9.  Regulation FD Disclosure

      Attached is a communication to El Paso Employees, Shareholders and Neighbors dated October 9, 2002, regarding the proposed decision issued by the Federal Energy Regulatory Commission's Chief Administrative Law Judge Curtis L. Wagner, Jr. on September 23, 2002. The attached
Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is not subject to the liabilities of that section.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:  /s/ Jeffrey I. Beason
                                  ----------------------
                                   Jeffrey I. Beason
                          Senior Vice President and Controller
                             (Principal Accounting Officer)

Dated: October 9, 2002



                        EXHIBIT INDEX

      Exhibit
       Number               Description
      -------              -----------

       99.1 Communication to El Paso Employees, Shareholders and Neighbors dated October 9, 2002